UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Actel Corporation
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ACTEL CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on June 5, 2009

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Shareholders of Actel Corporation, a California corporation (“Actel”), will be held on June 5, 2009, at 10:00 a.m. at Embassy Suites, 2885 Lakeside Drive, Santa Clara, California 95054, for the following purposes:

1. To elect eight Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected.

2. To approve an amendment to Actel’s Amended and Restated 1993 Employee Stock Purchase Plan increasing the number of shares reserved for issuance under the Plan by 2,000,000.

3. To ratify the appointment of Ernst & Young LLP as Actel’s registered public accounting firm for the fiscal year ending January 3, 2010.

4. To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

Only shareholders of record at the close of business on April 15, 2009, are entitled to notice of and to vote at the Annual Meeting. On April 15, 2009, 26,123,881 shares of Actel’s Common Stock were issued and outstanding.

All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote by internet, phone, or mail. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has voted by internet, phone, or mail.

BY ORDER OF THE BOARD OF DIRECTORS

David L. Van De Hey
Secretary

Mountain View, California
May 8, 2009

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 1993 EMPLOYEE STOCK PURCHASE PLAN
AMENDED PLAN BENEFITS
PROPOSAL NO. 3 -- RATIFICATION OF APPOINTMENT OF REGISTERED PUBLIC ACCOUNTING FIRM
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR END
NONQUALIFIED DEFERRED COMPENSATION
DIRECTOR COMPENSATION
OTHER INFORMATION
OTHER MATTERS
Appendix A

ACTEL CORPORATION

PROXY STATEMENT

2009 ANNUAL MEETING OF SHAREHOLDERS

The enclosed Proxy is solicited on behalf of the Board of Directors of Actel Corporation, a California corporation, for use at the 2009 Annual Meeting of Shareholders to be held on Friday, June 5, 2009, at 10:00 a.m. Pacific Time (the “Annual Meeting”), and at any adjournments of the Annual Meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at Embassy Suites, 2885 Lakeside Drive, Santa Clara, California 95054. The telephone number at that address is (408) 496-6400. In this Proxy Statement, Actel Corporation is referred to as “Actel,” “the Company,” “we,” “us,” or “our.”

These proxy solicitation materials were mailed on or about May 13, 2009, to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

Holders of record of Actel Common Stock at the close of business on April 15, 2009 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 26,123,881 shares of Common Stock were issued and outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (i) delivering to our Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) attending the Annual Meeting and voting in person. Our principal executive offices are located at 2061 Stierlin Court, Mountain View, California 94043. Our telephone number at that address is (650) 318-4200.

Voting and Solicitation

Except as described in the following paragraph, each shareholder is entitled to one vote for each share held on all matters.

At the Annual Meeting, shareholders are entitled to cumulate votes (as described below) for candidates in nomination if the shareholder has given notice prior to commencement of voting of the shareholder’s intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination either (i) by giving one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of votes to which that shareholder’s shares are normally entitled or (ii) by distributing the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of affirmative votes, up to the number of Directors to be elected, will be elected; votes against any candidate and votes withheld shall have no legal effect. You are being asked to grant discretionary authority to cumulate votes to the proxy holders. If cumulative voting is properly invoked by any shareholder, the holders of the proxies solicited hereby intend to vote such proxies in a manner that ensures the election of as many of the nominees set forth herein as possible.

This solicitation of proxies is made by our Board of Directors and all related costs will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, or personal solicitation by our Directors, officers, or regular employees without payment of additional compensation. The Company has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies and provide related informational support for a services fee of $7,500 plus the reimbursement of customary disbursements.

Required Vote

The quorum required to conduct business at the Annual Meeting or any adjournments of the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. If a quorum is present, the eight candidates receiving the highest number of affirmative votes are elected Directors; votes against any candidate and votes withheld have no legal effect. On all other proposals set forth in this Proxy Statement, the affirmative vote of the majority of the shares represented at the Annual Meeting and “voting” will be the act of the shareholders.

Although there is no definitive California statute or case law as to the proper treatment of abstentions and broker nonvotes, we believe that both abstentions and broker nonvotes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. We also believe that neither abstentions nor broker nonvotes should be counted for purposes of determining the total number of shares represented and “voting” on each matter for which that is the required vote of the shareholders. We further believe that abstentions should be counted, but broker nonvotes should not be counted, for purposes of determining the total number of shares represented and “entitled to vote” on each matter for which that is the required vote of the shareholders. In the absence of controlling precedent to the contrary, we intend to treat abstentions and broker nonvotes in the manner described in this paragraph.

Deadline for Receipt of Shareholder Proposals for 2010 Annual Meeting of Shareholders

In order to be considered for inclusion in our proxy statement and form of proxy relating to our 2010 Annual Meeting of Shareholders, shareholder proposals must be received by our Secretary no later than March 14, 2010.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Nominees

A board of eight Directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our current Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a Director. The term of office of each person elected as a Director will continue until the next Annual Meeting and until a successor has been elected.

The Board of Directors recommends that shareholders vote “FOR” the nominees listed below:

Name	Age	Principal Occupation	Director Since

John C. East	64	President and Chief Executive Officer, Actel Corporation	1988
James R. Fiebiger	67	Business Consultant	2000
Jacob S. Jacobsson	55	President and Chief Executive Officer, Blaze, Inc.	1998
Patrick W. Little	46	Business Consultant	—
J. Daniel McCranie	65	Business Consultant	2004
Jeffrey C. Smith	36	Partner, Ramius LLC	2009
Robert G. Spencer	65	Principal, The Spencer Group	1986
Eric J. Zahler	58	Managing Director, Sagamore Capital Group LLC	2009

Mr. East has been a Director, and served as our President and Chief Executive Officer, since December 1988.

Dr. Fiebiger has been a Director since December 2000. He has been an independent consultant to the semiconductor industry since October 2004. From December 1999 to September 2004, Dr. Fiebiger was Chairman and Chief Executive Officer of Lovoltech Inc., a privately held semiconductor company specializing in low voltage devices. He also serves as a Director of Mentor Graphics Corporation, Pixelworks Inc., Power Integrations Inc., and

QLogic Corporation. Dr. Fiebiger was Vice Chairman and Managing Director of Technology Licensing of GateField Corporation, a semiconductor company that we purchased in November 2000, from 1998 to 2000, and President and Chief Executive Officer and a Director of GateField from 1996 to 1998. He has also held the positions of President and Chief Operating Officer of VLSI Technology, Inc., an ASIC semiconductor company; President and Chief Executive Officer of Thomsom-Mosteck, a semiconductor company; and Senior Corporate Vice President and Assistant General Manager of Motorola Inc.’s worldwide semiconductor sector.

Mr. Jacobsson has been a Director since May 1998. Since March 2006, he has been President and Chief Executive Officer of Blaze, Inc., a privately-held company that offers products for Design For Manufacturability (DFM) products. For the six years before that, he was President and Chief Executive Officer and a Director of Cynapps, Inc., and its successor by merger, Forte Design Systems, a privately-held company that offers products and services for the hierarchical design and verification of large, complex systems and integrated circuits. Mr. Jacobsson also serves as a Director of various other private companies.

Mr. Little has been an independent business consultant since April 2008, after serving as Chief Executive Officer of eASIC Corporation, a privately-held provider of zero mask-charge ASIC devices, since October 2008. Prior to eASIC, he held a number of positions at Xilinx Corporation, including Vice President and General Manager of the CPLD division, Vice President of Worldwide Sales & Services, Senior Vice President and General Manager of the High Volume Products Group, and most recently Senior Vice President of Products & Market Development. Before joining Xilinx in 2003, Mr. Little served as President and Chief Executive Officer of Believe, Inc., a computer graphics imaging company he founded with Crosspoint Venture Partners; Executive Vice President of Sales and Marketing at Rendition, Inc., a graphics IC company acquired by Micron Technology, Inc; and general manager of the consumer audio division at Diamond Multimedia Systems, Inc. He also served in a variety of management positions with Trident Microsystems, Inc., and Opti, Inc, and began his career as a systems architect and design engineer at Wyse Technology, Inc.

Mr. McCranie has been a Director since April 2004 an independent business consultant since 2001. Mr. McCranie has been Chairman of the Board of Virage Logic Corporation, a provider of application-optimized semiconductor intellectual property platforms based on memory, logic, and design tools, since August 2003; and of ON Semiconductor Corporation, a global supplier of power and data management and standard semiconductor components, since August 2002. He became Executive Chairman of Virage in March 2006, and served in that role until taking over as President and Chief Executive Officer in January 2007, a position he held until October 2008. Mr. McCranie is also a member of the Board of Directors of Cypress Semiconductor Corporation, a diversified, broadline semiconductor supplier with a communications focus located in San Jose, California, where he was employed from 1993 to 2001, most recently as Vice President, Marketing and Sales. From 1986 to 1993, he was President, Chief Executive Officer, and Chairman of SEEQ Technology, Inc., a manufacturer of semiconductor devices. Leading up to his tenure at SEEQ, McCranie held positions of increasing responsibility in management, engineering, and sales and marketing at Harris Corporation, Advanced Micro Devices, American Microsystems, and Philips Corporation. He was also previously Chairman of the Board of Xicor Inc. and has served on the Boards of California Micro Devices and ASAT Holdings Limited.

Mr. Smith was appointed as a Director on March 23, 2009. A Partner of Ramius and a member of the Senior Management Committee, Mr. Smith has responsibility for overseeing all of the liquid strategies in Ramius’ multi-strategy investment platform while also co-managing the Deep Value Opportunity group. Prior to joining Ramius in January 1998, Mr. Smith served as Vice President of Strategic Development for The Fresh Juice Company, Inc. and completed the sale of the company to The Saratoga Beverage Group, Inc. He began his career in the Mergers and Acquisitions department at Société Générale. He is also a member of the Management Committee for Register.com, which provides Internet domain name registration services. He is a former member of the Board of Directors of S1 Corporation (NASD: SONE), a provider of enterprise software to financial institutions, Kensey Nash Corp. (NASD:KNSY), a medical device company, The Fresh Juice Company, Inc. and Jotter Technologies, Inc., an Internet infomediary company. Mr. Smith is a General Securities Registered Representative.

Mr. Spencer has been a Director since 1986 and principal of The Spencer Group, a technology and venture capital consulting firm, since 1984. From 1974 to 1984, he was Vice President and General Manager of the Large

Computer Division of National Semiconductor Corporation. Before that, Mr. Spencer held managerial and technical positions of increasing responsibility at Advanced Memory Systems and Bell Telephone Laboratories.

Mr. Zahler was appointed as a Director on March 23, 2009. Since July 2008, he has been Managing Director of Sagamore Capital Group LLC, a private equity firm pursuing investments in the aerospace/defense, industrial electronics and certain business service markets. From February 2000 to November 2007, Mr. Zahler was President and Chief Operating Officer of Loral Space & Communications Inc., a global satellite communications services provider and a manufacturer of commercial satellites. From 1992 until 2000, Mr. Zahler was a senior member of Loral’s management including serving as Senior Vice President, General Counsel and Secretary and subsequently as Executive Vice President. From 1983 until 1992, he was a Partner in the law firm of Fried, Frank, Harris, Shriver & Jacobson. He has been a Director of Loral and Easylink Services Corporation, a provider of outsourced business process automation services, and currently serves as the Chairman of the Board of Universal Space Network, Inc., a provider of space operations for telemetry, tracking and control (TT&C) services.

Messrs. Smith and Zahler were appointed to the Board of Directors, and Messrs. Little, Smith, and Zahler are being nominated and recommended for election to the Board, under a settlement agreement between Actel and Ramius dated March 6, 2009, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 12, 2009. There are no immediate family relationships between or among any of our Directors or our executive officers.

Committees and Director Independence

The Board of Directors has determined that a majority of the Board is comprised of “independent directors” as defined in Rule 5605(a)(2) of The Nasdaq Stock Market (“Nasdaq”). The Board has determined that Messrs. Fiebiger, Jacobsson, McCranie, McGrath, and Spencer are “independent directors” as defined in Nasdaq Rule 5605(a)(2) and that Mr. East is not an “independent director” as defined in Nasdaq Rule 5605(a)(2).

Our Board of Directors has separately-designated standing Audit, Compensation, and Nominating Committees. During our 2008 fiscal year, which ended January 4, 2009, the Board of Directors held nine meetings, the Board’s Audit Committee held seven meetings, the Board’s Compensation Committee held six meetings, and the Board’s Nominating Committee held two meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees of the Board of Directors on which he served.

The Audit Committee, which currently consists of Messrs. McGrath (Chairman), Fiebiger, Jacobsson, and Spencer, reviews the results and scope of the audit and other services provided by our registered public accounting firm. The Audit Committee has a charter, which is available to shareholders on the Company’s website at http://www.actel.com/company/ir/. The Board of Directors has determined that each member of the Audit Committee is an “independent director” as defined in Nasdaq Rule 5605(a)(2) and meets the additional, more stringent requirements specified in Nasdaq Rule 5605(c)(2)(A) that apply to directors serving on audit committees. The Board of Directors has also determined that Mr. McGrath is an “audit committee financial expert,” as defined in the applicable SEC rules and regulations. See the Audit Committee Charter and Audit Committee Report under “OTHER INFORMATION” for more information regarding the Audit Committee and its functions.

The Compensation Committee, which currently consists of Messrs. McCranie (Chairman), Fiebiger, and Jacobsson, approves salary, benefit, and incentive compensation matters. The Compensation Committee has a charter, which is available to shareholders on the Company’s website at http://www.actel.com/company/ir/. The Board of Directors has determined that each member of the Compensation Committee is an “independent director” as defined in as defined in Nasdaq Rule 5605(a)(2). During the 2008 fiscal year, no member of the Compensation Committee was an officer or employee or former officer or employee of Actel or any of its subsidiaries. No member of the Compensation Committee or executive officer of Actel served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee. Finally, no member of the Compensation Committee had any other relationship requiring disclosure. See the Compensation Committee Charter and “Compensation Discussion and Analysis” under “OTHER INFORMATION” below for more information regarding the Compensation Committee and its functions.

The Nominating Committee, which currently consists of Messrs. Spencer (Chairman), Fiebiger, and McCranie, recommends Director nominees to the Board of Directors. The Nominating Committee has a charter, which is available to shareholders on the Company’s website at http://www.actel.com/company/ir/. The Board of Directors has determined that each member of the Nominating Committee is an “independent director” as defined in Nasdaq Rule 5605(a)(2). The policy of the Nominating Committee is to consider candidates recommended by shareholders in the same manner as candidates recommended to the Committee from other sources. See the Nominating Committee Charter for more information regarding the Nominating Committee and its functions. See “Director Candidates” under “OTHER INFORMATION” below for a discussion of the Nominating Committee’s policy with regard to the process for identifying and evaluating nominees for Director, including nominees recommended by shareholders.

PROPOSAL NO. 2 — APPROVAL OF AMENDMENT TO
AMENDED AND RESTATED 1993 EMPLOYEE STOCK PURCHASE PLAN

On April 23, 2009, the Board of Directors amended the Amended and Restated 1993 Employee Stock Purchase Plan (the “ESPP”) to increase the maximum number of shares available for sale under the ESPP by 2,000,000. This amendment requires shareholder approval. If the amendment were not approved by shareholders, there would be 370 shares available for sale under the ESPP. Approval of the ESPP amendment will provide our employees with the continued opportunity to buy shares of Common Stock through accumulated payroll deductions. We believe that employee ownership of Common Stock helps ensure that the interests of our employees and shareholders are aligned.

The Board of Directors recommends that shareholders vote “FOR” approval of the ESPP amendment. An abstention will have the same effect as a vote “AGAINST” the ESPP.

General

The total number of shares currently authorized by shareholders for issuance under the ESPP is 4,519,680. A total of 4,519,310 shares have been issued and sold under the ESPP. Accordingly, the total number of shares currently available for issuance under the ESPP is 370. If the ESPP amendment is approved, the total number of shares authorized for issuance under the ESPP will be 6,519,680, and the total number of shares available for issuance under the ESPP will be 2,000,370. That number should be sufficient to meet our requirements for at least three years if we continue to issue shares under the ESPP at rates approximating current levels. See “Amended Plan Benefits” below for disclosure regarding the approximate dollar value and number of shares purchased under the ESPP by officers and employees with payroll deductions made during 2008.

The essential features of the ESPP are summarized below. This summary does not purport to be complete and is subject to, and qualified by, reference to all provisions of the ESPP, which is attached as Appendix A.

Summary of the ESPP

The ESPP and the right of participants to make purchases under the ESPP are intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The ESPP is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to ERISA.

Purpose

The purpose of the ESPP is to provide our employees with an opportunity to purchase Common Stock through accumulated payroll deductions.

Administration

The ESPP may be administered by our Board of Directors or by a committee appointed by the Board. All questions of interpretation or application of the ESPP are determined by our Board or its committee, whose decisions are final and binding on all participants. Members of the Board who are eligible employees are permitted to participate in the ESPP but may not vote on any matter affecting the administration of the ESPP or the grant of any option pursuant to the Plan. No director who is eligible to participate in the ESPP may be a member of the committee appointed to administer the ESPP. No charges for administrative or other costs may be made against the payroll deductions of a participant in the ESPP. Members of the Board receive no additional compensation for their services in connection with the administration of the ESPP.

Eligibility and Participation

Any person who is customarily employed by us (or any of our majority-owned subsidiaries) at least 20 hours per week for at least five months in a calendar year is eligible to participate in the ESPP, provided that the employee is employed on the first day of an offering period. Eligible employees become participants in the ESPP by delivering to us a subscription agreement authorizing payroll deductions prior to the applicable enrollment date. An employee who becomes eligible to participate in the ESPP after the commencement of an offering period may not participate in the ESPP until the commencement of the next offering period.

Offering and Purchase Periods

The ESPP is generally implemented during consecutive and overlapping 24-month offering periods, each of which is divided into four six-month purchase periods. Generally, offering and purchase periods commence on February 1 and August 1 of each year. Shares are purchased for participating employees on the last day of each purchase period, referred to as the “Exercise Date.” Our Board may alter the duration of future offering periods without shareholder approval if such change is announced five days prior to the scheduled beginning of the first offering period to be affected. The maximum offering period for an ESPP intended to qualify under the provisions of Section 423 of Code is 27 months.

Purchase Price

The purchase price per share at which shares will be sold under the ESPP is the lower of 85% of the fair market value of Common Stock on the first day of each offering period or 85% of the fair market value of Common Stock on the Exercise Date. The fair market value of a share of Common Stock is the closing sales price of our stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market.

The purchase price of the shares is accumulated through payroll deductions during the offering period. The deductions may not exceed 15% of a participant’s compensation, which is defined in the ESPP to mean all base straight time gross earnings, including overtime and shift premium, and all incentive compensation, incentive payments, bonuses, and other compensation. A participant may at any time discontinue his or her participation in the ESPP or may increase or decrease the rate of payroll deductions. Payroll deductions commence on the first payday in the offering period and continue at the same rate in the current and consecutive offering periods until amended or as provided in the ESPP. A special payroll for ESPP deductions will be made on January 2, 2006. All payroll deductions are credited to the participant’s account under the ESPP and are deposited with our general funds. All payroll deductions received or held by us may be used for any corporate purpose.

Purchase of Stock

At the beginning of each offering period, each participant, by executing a subscription agreement to participate in the ESPP, is in effect granted an option to purchase shares of Common Stock on each Exercise Date. The maximum number of shares placed under option to a participant in a purchase period is that number determined by dividing the amount of participant’s total payroll deductions to be accumulated during the purchase period by the applicable purchase price; that a participant’s total payroll deductions used to purchase stock under the Plan in any calendar year may not exceed ten thousand dollars ($10,000). Unless a participant withdraws from the ESPP, such participant’s option for the purchase of shares will be exercised automatically at the end of the purchase period for the maximum number of shares at the applicable price.

Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the ESPP if, immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all our classes of stock or of all classes of stock of our parent or of our subsidiaries (including stock that may be purchased under the ESPP or pursuant to any other options), nor may any employee be granted an option that would permit the employee to purchase stock under all of our employee stock purchase plans in excess of $25,000 of fair market value of stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Withdrawal

A participant’s interest in a given offering may be terminated in whole, but not in part, by signing and delivering to us a notice of withdrawal from the ESPP. Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant’s interest in that offering period. The ESPP also provides that participants will be deemed to have withdrawn from an offering during certain leaves of absence. In addition, if the fair market value of Common Stock on any Exercise Date in an offering period is lower than the fair market value of Common Stock on the enrollment date of such offering period, then all participants in such offering period shall be automatically withdrawn from such offering period immediately after the exercise of their options on such Exercise Date and automatically re-enrolled in the immediately following offering period. Generally, a participant’s withdrawal from an offering period does not affect such participant’s eligibility to participate in subsequent offering periods.

Termination of Employment

Termination of a participant’s employment for any reason, including retirement or death, cancels his or her participation in the ESPP immediately. In such event, the payroll deductions credited to the participant’s account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

Capital Changes

In the event any change is made in our capitalization, such as a stock split or stock dividend, that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by us, appropriate adjustments will be made in the shares subject to purchase under the ESPP and in the purchase price per share, subject to any required action by our shareholders. In the event of our liquidation or dissolution, the offering periods then in progress will terminate immediately prior to the consummation of such event, unless otherwise provided by our Board. In the event of a sale of all or substantially all of our assets, or a merger with or into another corporation, each option under the ESPP shall be assumed or an equivalent option shall be submitted by such successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute for the outstanding options, the offering period then in progress will be shortened and a new exercise date will be set.

Nonassignability

No rights or accumulated payroll deductions of a participant under the ESPP may be pledged, assigned, or transferred for any reason and any such attempt may be treated by us as an election to withdraw from the ESPP.

Amendment and Termination

Our Board may at any time amend or terminate the ESPP, provided that such termination shall not affect options previously granted, except that an offering period may be terminated or shortened by our Board at any time, and provided further the Board (or its committee) may, in its discretion and without shareholder approval or the consent of any ESPP participants, modify or amend the ESPP to the extent necessary or desirable to reduce or eliminate unfavorable financial accounting consequences. This may include, but is not limited to, amending the ESPP to conform with the safe harbor definition under Statement of Financial Accounting Standards 123 (revised December 2004); altering the purchase price for any purchase or offering period; shortening any purchase or offering period; reducing the maximum percentage of compensation a participant may elect to set aside as payroll deductions; and reducing the maximum number of shares a participant may purchase during any purchase or offering period. Any of these changes could be taken with respect to an offering or purchase period already underway at the time of the change. No amendment may be made to the ESPP without prior approval of our shareholders if such amendment would constitute an amendment for which shareholder approval is required under the federal securities laws or the Code. The ESPP will terminate on August 2, 2013, unless further extended or earlier terminated.

Certain Federal Income Tax Information

The ESPP and the right of participants to make purchases under the ESPP are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or disposed of more than two years from the first day of the offering period and one year from the date of purchase, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

The foregoing summary of the federal income tax consequences of ESPP transactions is based on federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be comprehensive, and does not describe foreign, state, or local tax consequences.

Amended Plan Benefits

The number of shares that an employee may purchase under the ESPP cannot be determined in advance because participation is voluntary. Our executive officers have an interest in this proposal because they are eligible to purchase shares under the ESPP. Only directors who are also employees of Actel are eligible to purchase shares under the ESPP.

The following table summarizes the approximate dollar value and number of shares purchased with contributions made under the ESPP in 2008 by (i) the executive officers named in the Summary Compensation Table, (ii) all executive officers as a group, and (iii) all employees who are not executive officers as a group. Only directors who are also executive officers are eligible to purchase shares under the ESPP.

AMENDED PLAN BENEFITS

	1993 Employee Stock
	Purchase Plan(1)
		Number of
		Shares
	Dollar Value	Purchased
Name	(2)	(3)

John C. East	$0	0
Esmat Z. Hamdy	1,006	722
Fares N. Mubarak	1,362	978
Jon A. Anderson	383	275
Jay Legenhausen	0	0
Executive Officer Group (8 Persons)	5,476	3,931
Non-Executive Officer Employee Group	281,800	202,297

(1)	Future benefits under the ESPP are not determinable because participation in the ESPP is voluntary.

(2)	Indicates the difference between the price at which shares were purchased under the ESPP with contributions made in 2008 and $11.61, the closing price of Common Stock on January 2, 2009, the last business day in our 2008 fiscal year.

(3)	Indicates the number of shares that were purchased with contributions made in 2008 under the ESPP. More specifically, the number in the table indicates shares of Common Stock purchased on July 31, 2008, and January 31, 2009, with contributions made under the ESPP in 2008, and excludes shares purchased on January 31, 2009, with contributions made under the ESPP in January 2009.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP to audit our financial statements for the 2009 fiscal year, which ends January 3, 2010. The decision of the Board of Directors to appoint Ernst & Young LLP was based on the recommendation of the Audit Committee. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint a new registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of Actel and its shareholders. Ernst & Young LLP has audited our financial statements since our initial public offering in 1993.

Although ratification by shareholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the shareholders. If the shareholders do not ratify the appointment of Ernst & Young LLP, the Board of Directors may reconsider its selection.

The Board of Directors recommends that shareholders vote “FOR” ratification of the selection of Ernst & Young LLP as our registered public accounting firm.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Audit Fees

Ernst & Young LLP has audited our financial statements since 1993. The aggregate fees for professional services rendered by Ernst & Young LLP during the 2007 and 2008 fiscal years are summarized below:

	Fiscal Year 2007	Fiscal Year 2008

Audit Fees(1)	$1,071,492	$1,040,698
Audit-Related Fees	—	—
Tax Fees(2)	136,313	58,409
All Other Fees	—	—

(1)	Represents the aggregate fees for professional services rendered for the audit of our annual financial statements, the review of the financial statements included in our quarterly reports during such period, the review and consent procedures for our Form S-8 Registration Statements during such period, and Section 404 attestation.

(2)	Consists of tax-related services performed in connection with the preparation of state and federal tax returns as well as other tax consulting matters.

Policy on Audit Committee Pre-Approval of Audit and the Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee pre-approves all audit and permissible non-audit services provided by our registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the registered public accounting firm in accordance with this pre-approval. The Audit Committee may also pre-approve particular services on a case-by-case basis. In addition, the Audit Committee has delegated to its Chairman the authority to pre-approve audit and permissible non-audit services, provided that any such pre-approval decision is presented to the full Audit Committee at its next scheduled meeting. All audit, audit-related, and tax services rendered by Ernst & Young for our 2008 fiscal year were pre-approved by the Audit Committee.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee, which currently consists of Directors McCranie (Chairman), Fiebiger, and Jacobsson, approves executive salary, benefit, and incentive compensation matters. The Compensation Committee determines compensation based on recommendations of management (other than for our Chief Executive Officer), analysis of relevant compensation data, and the advice of an independent compensation consultant hired by the Compensation Committee. We seek to have a compensation program that fairly rewards executives for their responsibilities and performance, aligns management and shareholder interests, and provides incentives for both short- and long-term performance. The primary components of our compensation program are base salary, an annual incentive bonus plan, and stock and option awards.

Objectives and Principles of Our Executive Compensation

The primary goal of our compensation system is to ensure that we have talented, experienced, and motivated executive leadership that is capable of achieving our financial and strategic objectives.

As a starting point, we believe our executives should be fairly rewarded for their experience and for their level of responsibility. We therefore seek to ensure that our level of executive compensation is similar to that paid to comparable executives at comparable companies.

We strongly believe that executive compensation should be directly linked to our performance. Our compensation system is designed so that a substantial portion of the potential compensation of all of our Named Executives Officers is contingent on our financial results and our stock price.

In rewarding performance, we are careful to reward short- and long-term performance in a balanced manner. We expect our executive leadership to manage the Company so that we achieve our annual fiscal plan while at the same time positioning us to achieve our longer-term strategic objectives. Our performance-based compensation therefore contains both long- and short-term elements.

In order to achieve longer-term strategic objectives, we believe it is important that we have a cohesive executive team with deep experience in the FPGA industry and at Actel. Therefore, our compensation system provides incentives for our existing executives to remain with us. To the extent that we need to hire new executives, we believe our compensation system allows us to attract individuals with the requisite experience and qualifications.

As a matter of corporate culture, we believe that executives should be compensated in a manner similar to all other employees of the Company. We have no executive perquisites, and decisions regarding executive salaries, raises, and stock or option awards are made in the context of the compensation that is paid to employees generally.

Finally, our compensation system is intended to be consistent with our shareholders’ interests. As discussed above, our compensation system is intended to motivate our executives to achieve high levels of performance. In addition, our compensation system is designed to ensure that executives do not receive a disproportionate share of corporate profits and that stock and option awards do not cause excessive dilution to shareholders.

Elements of Executive Compensation

Our executive compensation system consists of three main elements: base salary, an annual incentive bonus plan, and stock and option awards. In addition, executives may participate in our Employee Stock Purchase Plan and our non-qualified deferred compensation plan. In the event of a change of control of Actel, our executives would be eligible for payments pursuant to our Employee Retention Plan and, under certain circumstances, accelerated vesting of stock and option awards under our Management Continuity Agreements.

Our compensation system deliberately excludes certain elements. Our Named Executive Officers do not have employment contracts and, consistent with our belief that pay should be directly linked with performance, none is entitled to receive severance pay upon termination of employment. We have also chosen not to have executive perquisites because those would be inconsistent with our corporate culture. We do not have a pension plan, make employer contributions to our deferred compensation plan, or have other post-employment benefits (other than, under certain circumstances, under our change-of-control arrangements) because we do not believe those are efficient means of motivating improved performance.

Our Compensation Committee uses the services of an independent compensation consultant, Wade Meyercord of Meyercord & Associates, Inc., who attends the meetings of the Compensation Committee. Our Chief Executive Officer and Vice President of Human Resources also attend meetings of the Compensation Committee. The consultant’s responsibilities are to gather and present to the Committee relevant compensation data that is publicly available through filings with the Securities and Exchange Commission or in various surveys. While the consultant provides comparable salary ranges for the Company’s various executive positions, he does not recommend specific amounts. These recommendations are made by management for review and discussion by the Committee. Management does not recommend specific compensation amounts for our Chief Executive Officer; these amounts are determined by the Committee, with input from the Vice President of Human Resources as requested.

In structuring our compensation system, we are aware that there is strong competition for executive talent. We therefore seek to ensure that the compensation we pay our executives is competitive with what they could earn at other companies. As part of our compensation process, we obtain publicly disclosed compensation data from 19 semiconductor companies. We believe that these companies are potential competitors for our executives and that their compensation practices are therefore meaningful to our compensation decisions. These companies have revenue and market capitalizations that are similar to ours, with approximately two-thirds having greater and one-third having lesser revenue and market capitalizations. The companies are all located in the United States, primarily in California. This information is supplemented by broader commercially-available salary surveys. We use all of this information for reference purposes but do not attempt to benchmark our compensation against the comparable companies or any particular survey.

Each element of our compensation system is described below:

Base Salary

The Compensation Committee establishes base salaries for each position based on the scope of responsibility, taking into account base salaries at comparable companies. Because our executives have significant industry experience and most have long tenures with us, their base salaries are generally higher than the median base salary for comparable companies. We review base salaries annually and may adjust them to reflect market conditions or individual performance. No salary increases were granted in 2008 to our Named Executive Officers or to any of our other executive officers.

We believe that the base salaries and potential incentive bonuses of our executive officers, when combined, are below the $1 million deductibility limit set forth in Section 162(m) of the Internal Revenue Code and, therefore, that provision of the tax law does not influence our compensation decisions significantly.

Incentive Bonus Plan

In 2008, each Named Executive Officer was eligible to receive a bonus under our Key Employee Incentive Plan (the “Incentive Plan”). The Incentive Plan is intended to reward executives and key employees for achieving certain levels of financial performance during the fiscal year. The executive portion of the Key Employee Incentive Plan for 2008 was similar to bonus plans adopted in prior years, and we expect to adopt a similar plan for 2009.

The Incentive Plan is intended to constitute a significant portion of an executive’s potential compensation. It is designed to help ensure that executives are focused on our near-term performance and on financial objectives that are of interest to shareholders. The Incentive Plan is designed so that the fiscal plan target levels should be achievable in any given year but only with a satisfactory level of performance. Payments significantly above the fiscal plan target levels require a higher level of performance. The Incentive Plan includes a threshold level of non-GAAP profitability that must be achieved for payments to be made in order to ensure that unsatisfactory performance is not rewarded. Due to our base salaries being somewhat higher than the median for comparable companies, we believe that overall our target payments under the Incentive Plan as a percentage of base salary are somewhat lower than the bonus targets of comparable companies.

The total payment under the Incentive Plan is determined primarily by a formula based on two variables: our annual revenues and our non-GAAP profit before tax. “Non-GAAP profit before tax,” which excludes amortization of acquisition-related intangibles and stock-based compensation expense, is customarily reported in our earnings release for the fourth quarter. We have chosen revenues and non-GAAP profit before tax as our targets because we believe they are the best indicators of our annual financial performance. The levels of revenues and non-GAAP profit before tax used under the Incentive Plan are determined by the Compensation Committee with reference to the fiscal plan for the year adopted by our full Board of Directors. For 2008, the target revenue level used for the Incentive Plan was $212.0 million and the target non-GAAP profit before tax used was $16.5 million.

The aggregate payment under the Incentive Plan is subject to certain adjustments and limitations. The total payment for executives can be adjusted upward or downward by up to 20% based on a formula that depends on our revenue growth relative to our four chief competitors (Xilinx, Inc., Altera Corporation, Lattice Semiconductor Corporation, and QuickLogic Corporation) for 2008 and 2007. This adjustment is included because we believe it is important that executives focus on maintaining or improving our competitive position in the market. In addition, no bonus is paid unless a threshold level of non-GAAP profit before tax is reached (75%, or $10.5 million, for 2008), and total payments to executive officers under the Incentive Plan for 2008 could not exceed 12.8% of non-GAAP profit before tax. We included these limitations to motivate our executives to focus on annual profitability and to ensure that executives do not receive a disproportionate amount of the profit we generate. Finally, our Chief Executive Officer can modify the payments to executives other than himself to reflect individual achievement or special financial circumstances. The allocated bonus amount may be reduced by any percentage up to a 100% reduction but may not be increased.

The total amount available under the Incentive Plan is allocated among the executive officers in proportion to their base salaries. The payment available to Mr. East, as a percentage of his base salary, was 50% higher than the payments available to the other Named Executive Officers, as a percentage of their base salaries, to reflect his greater responsibility for the Company’s success in achieving its financial objectives. For 2008, the target amounts (which assume that our revenue growth would exceed two of our four main competitors) represented 15.9% of the base salaries of the Named Executive Officers except Mr. East and 23.9% of his base salary. The Grants of Plan Based Awards table below sets forth the threshold, target, and maximum amounts that would have been payable under the Incentive Plan for 2008 to Named Executive Officers if the amounts payable under the Incentive Plan were not adjusted for the Company’s relative performance to other FPGA companies. The actual amounts paid to the Named Executive Officers for 2008 under the Incentive Plan were approximately 35.2% of the base salary of Mr. East and 23.5% of the base salary of the other Named Executive Officers. In calculating the amounts actually paid, our non-GAAP profit before tax was greater than projected under our fiscal plan for 2008 and our relative revenue growth exceeded all four of our main competitors.

Stock and Option Awards

In 2008, the Company granted options to purchase shares of Common Stock and restricted stock units to all of the Named Executive Officers. We believe that stock option awards are an effective means of aligning the interests of executives and shareholders and rewarding executives for our achieving success over the long term, and that all equity awards provide executives an incentive to remain with us.

All stock option awards have an exercise price equal to the fair market value of our Common Stock as of the date of the grant and a ten-year term. The stock option awards granted in 2008 vest over four years at the rate of 50% after two years and 6.25% each quarter thereafter. Because stock option awards have value only if our stock price increases, we believe they strongly link pay to performance.

The restricted stock units granted in 2008 vest over four years at rate of 50% after two years and 25% each year thereafter. Because restricted stock units have value even if our stock price remains stable or declines, they less strongly link pay and performance than stock option awards. However, the fact that they retain value makes them a stronger tool for encouraging executive retention. We believe that having restricted stock units as part of our stock-based compensation provides executives with a balance of certainty and upside potential.

Restricted stock units are also useful for managing “overhang” (i.e., the number of stock options outstanding as a percentage of total shares outstanding). We believe that a large overhang can have negative impact on the performance of our Common Stock. Restricted stock units are a means of providing executive officers with stock-based compensation without negatively impacting our overhang. Like stock options, however, restricted stock units cause shareholder dilution, and we take this impact into account when granting restricted stock units.

In determining the number of stock options and awards to grant, we attempt to grant a sufficient number so that amounts realized from the awards can constitute a significant portion of our executive’s compensation if our stock performs strongly. While we are cognizant of the financial statement impact of stock and option awards, we do not believe the accounting value of the awards (such as is indicated in the Summary Compensation Table and the Plan Grant Awards table below) reflects the value of awards to the recipient. Accounting cost, therefore, is not a significant consideration in our decisions to grant stock and option awards. As with our determination of base salary and structuring of the incentive plan, we attempt to structure our stock and option awards so that they are competitive with comparable companies based on data supplied by our compensation consultant and reflect the significance of each executive’s responsibilities within the Company.

In 2008, the Compensation Committee awarded each of our Named Executive Officers, other than Mr. East, 4,500 restricted stock units and options to purchase 33,750 shares of Common Stock. The Compensation Committee awarded to Mr. East 13,000 restricted stock units and options to purchase 97,500 shares of Common Stock.

In 2008, all options and restricted stock awards to our executive offers were approved by the Compensation Committee at a meeting held on March 11, 2008, and were granted on March 12, 2008, which was the next business day. The exercise price of the options is the closing price of our Common Stock on the date of grant. Option awards will continue to be approved at a meeting of the Compensation Committee, but will not be granted until the first subsequent trading day in a “trading window” under our Insider Trading Policy. We believe that this approach helps to ensure that that the exercise price of our options reflect all material information regarding the Company at the time of the grant.

Beginning in 2009, we will generally grant stock-settled stock appreciation rights (“SSARs”) in lieu of stock options to our employees in the United States. A SSAR is the right to receive a payment in shares of our Common Stock equal to the appreciation on a specified number of shares of our Common Stock subject to vesting during a specified period of time. Each SSAR is payable in a number of shares of our Common Stock equal to the excess of (1) the market value of the specified number of shares when a SSAR is exercised minus (2) the base price established for those specified shares. Typically, the base price is the market price of a share of our Common Stock on the date the SSAR is granted. From an employee’s perspective, a SSAR is functionally equivalent to a stock option, at least when a “cashless exercise” procedure is available. From the Company’s perspective, the exercise of a stock option generates cash (from the payment of the exercise price) and results in the issuance shares of our Common Stock for the value of the exercise price as well as the “spread”; whereas the exercise of a SSAR generates no cash but results in the issuance of shares for the value of the appreciation only (but not the base price). The Compensation Committee decided to generally grant SSARs rather than stock options primarily to diminish shareholder dilution.

Change-in-Control Arrangements

We have adopted two plans that could provide benefits to our Named Executive officers in the event of a change of control. For the purposes of the plans, a change of control is defined as (i) the acquisition by any person of beneficial ownership of more than 30% of the combined voting power of our outstanding securities; (ii) a change in a majority of our Board of Directors within a two-year period; (iii) our merger or consolidation with any other corporation that has been approved by our shareholders, other than a merger or consolidation that would result in our voting securities outstanding immediately prior the merger or consolidation continuing to represent at least 50%

of the total voting power of the surviving entity outstanding immediately after such merger or consolidation; or (iv) approval by our shareholders of a plan of complete liquidation or an agreement for the sale or disposition of all or substantially all of our assets.

Our Employee Retention Plan provides that all employees who hold unvested stock options and/or restricted stock units as of the date of any change of control shall receive, upon remaining in our employ for six months following the date of such change of control (or upon an earlier termination of employment other than for cause), an amount equal to one-third of the aggregate value of the restricted stock units and “spread” on their unvested options as of the date of such change of control. “Spread” is defined as the difference between the change of control price and the option exercise price. Payment may be made in cash, common stock of the Company or the acquirer, or a combination of cash and common stock. Such payment is in addition to any value realized by the employee upon exercise of any such unvested options. The purpose of the Employee Retention Plan is to help ensure that the interests of our employees and our shareholders are aligned in the event we are potentially subject to a change of control.

Our Management Continuity Agreements provide that an officer’s stock options and restricted stock units outstanding at the time of a change of control shall become fully vested if the officer dies or in the event of an involuntary termination of the officer’s employment other than for cause following the change of control. Change-of-control events often result in termination of officers’ employment. As a result, officers may have a strong personal financial incentive to avoid or resist a change of control even if that change of control would be beneficial to shareholders. Our change-of-control arrangements are intended to ameliorate this potential conflict of interest and make our officers neutral from a personal financial perspective with respect to potential change of control events. We believe that the amount of compensation our executives could potentially receive after a change of control pursuant to our Employee Retention Plan and Management Continuity Agreements is modest in comparison with the amounts potentially receivable by officers at comparable companies under their change-of-control arrangements.

Non-Qualified Deferred Compensation

We administer a non-qualified deferred compensation plan in which all employees with a base salary of at least $150,000 are eligible to participate. The plan allows employees to place cash compensation into their choice of investment vehicles and to not be taxed on the returns from such investment until they withdraw amounts from the accounts. We do not make any contributions to any employee’s account and do not guarantee any return on the accounts. We provide this plan so that more highly compensated employees have the opportunity to place the same proportion of their compensation in a tax-favored vehicle that lower compensated employees have through vehicles such as our 401(k) plan. The cost of administering the plan is small, so we do not consider this a significant element of our executive compensation system.

Employee Stock Purchase Plan

We offer all full-time and most part-time employees the opportunity to participate in our Employee Stock Purchase Plan (“ESPP”). The ESPP is generally implemented during consecutive and overlapping 24-month offering periods, each of which is divided into four six-month purchase periods. Generally, offering and purchase periods commence on February 1 and August 1 of each year. Under the terms of the ESPP, an employee may at the beginning of each purchase period elect to place up to 15% of their base salary into the plan. At the end of each purchase period, the amounts in each participant’s account are used to purchase shares of our Common Stock at a price equal to the lower of 85% of the price of our Common Stock at the beginning of the purchase period or 85% of the price of our Common Stock at the end of the purchase period. The primary purpose of the ESPP is to encourage lower-level employees who may not receive significant stock option awards to purchase and hold our Common Stock. As such, since January 3, 2006, we have limited the total amount of contributions that any employee may use to purchase Common Stock pursuant to the ESPP to $10,000 in any calendar year. We do not consider the ESPP to be a significant element of our executive compensation system.

Summary Compensation Table for 2008 Fiscal Year

The following table presents information concerning the total compensation of the Company’s Chief Executive Officer, Chief Financial Officer, and the three other Named Executive Officers for services rendered to the Company in all capacities for the fiscal year ended January 4, 2009. None of our Named Executive Officers received any other compensation required to be disclosed by law or in excess of $10,000 annually.

SUMMARY COMPENSATION TABLE

							Change in
							Pension
						Non-	Value and
						Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($)(1)	($)(1)	($)	($)	($)	($)

John C. East President and Chief Executive Officer (Principal Executive Officer)	2008	$441,476	—	$72,193	$627,620	—	—	—	$1,141,289
Esmat Z. Hamdy Senior Vice President, Technology and Operations	2008	$322,140	—	$41,824	$193,051	—	—	—	$557,015
Fares N. Mubarak Senior Vice President, Engineering and Marketing	2008	$322,140	—	$41,824	$250,004	—	—	—	$613,968
Jon A. Anderson(2) Vice President, Finance and Chief Financial Officer (Principal Financial Officer)	2008	$298,979	—	$143,714	$520,104	—	—	—	$962,797
Jay Legenhausen Senior Vice President, Worldwide Sales	2008	$290,000	$15,000	$11,116	$181,811	—	—	—	$497,927

(1)	The amounts shown do not reflect compensation actually received. Instead, the amounts shown are the compensation costs recognized by Actel in 2008 for stock option and stock awards granted during or prior to 2008 as determined pursuant to SFAS 123(R). The assumptions used to calculate the value of the stock option and stock awards are set forth in Note 1 to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended January 4, 2009.

(2)	Mr. Anderson passed away on December 22, 2008, at which time all of his equity awards automatically vested.

Grants of Plan-Based Awards in 2008 Fiscal Year

The following table presents information concerning grants of plan-based awards to each of the Named Executive Officers during our 2008 fiscal year:

GRANTS OF PLAN-BASED AWARDS

								All Other	All Other		Grant
								Stock	Option	Exercise	Date
								Awards	Awards:	or Base	Fair
		Estimated Possible Payouts			Estimated Possible Payouts			Number of	Number of	Price of	Value of
		Under Non-Equity Incentive Plan Awards(1)			Under Equity Incentive Plan Awards			Shares or	Securities	Option	Stock &
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock	Underlying	Awards	Options
Name	Date	($)	($)	($)	($)	($)	($)	Units (#)	Options (#)	($/Sh)	Awards ($)

John C. East		60,768	100,647	250,668
	03/12/2008							13,000			170,040
	03/12/2008								97,500	13.08	534,300
Esmat Z. Hamdy		30,925	51,220	127,567
	03/12/2008							4,500			58,860
	03/12/2008								33,750	13.08	184,950
Fares N. Mubarak		30,925	51,220	127,567
	03/12/2008							4,500			58,860
	03/12/2008								33,750	13.08	184,950
Jon A. Anderson		28,055	46,465	115,725
	03/12/2008							4,500			58,860
	03/12/2008								33,750	13.08	184,950
Jay Legenhausen		27,840	46,110	114,840
	03/12/2008							4,500			58,860
	03/12/2008								33,750	13.08	184,950

(1)	These columns show the range of potential payouts under the 2008 Key Employee Incentive Plan as described under the caption “Elements of Executive Compensation — Incentive Bonus Plan” in the Compensation Discussion and Analysis.

Additional Material Information Regarding Compensation Tables

Set forth below is additional information regarding the compensation described in the Summary Compensation Table and the Grant of Plan Based Awards table set forth above.

1986 Equity Incentive Plan

Stock and option awards to Named Executive Officers are made pursuant to our 1986 Equity Incentive Plan (Equity Plan). The Equity Plan was initially approved by our Board of Directors in January 1986 and by our shareholders in May 1986. Since then, our Board and shareholders have approved numerous amendments to the Equity Plan, including increases in the number of shares of Common Stock issuable under the Plan. The Equity Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Code, the granting of nonstatutory options to employees and consultants (including sales representatives), and for the granting of stock appreciation rights, restricted stock, restricted stock units, performance shares, and performance units to employees. The Equity Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

At January 4, 2009, options to purchase a total of 5,828,213 shares were outstanding at a weighted average exercise price of $16.05 per share; 290,448 restricted stock units were outstanding and unvested at a weighted average grant date value of $12.63; and 683,512 shares remained available for future grants under the Equity Plan.

The stock options and restricted stock units granted under the Equity Plan to executives during 2008 vest over four years at the rate of 50% after two years and 6.25% each quarter thereafter. The other material features of the Equity Plan relating to stock options and restricted stock units are described below:

Administration

The Equity Plan may be administered by our Board of Directors or a committee designated by the Board that is constituted in accordance with applicable rules and regulations (the “Administrator”)

Stock Options

Each option granted under the Equity Plan is to be evidenced by a written stock option agreement between Actel and the optionee and is subject to the following additional terms and conditions:

Exercise of Option.  The Administrator determines on the date of grant when options become exercisable. An option is exercised by giving written notice of exercise to Actel specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to Actel. Subject to applicable law, the acceptable methods of payment for shares issued upon exercise of an option are set forth in the option agreement and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) shares of Common Stock, (v) the delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise and delivery to Actel of the exercise price from the sale proceeds, (vi) any combination of the foregoing methods, or (vii) such other consideration and method of payment permitted under applicable law.

Exercise Price.  The exercise price of options granted under the Equity Plan is determined on the date of grant. The exercise price of stock options must be at least 100% of the fair market value per share at the time of grant. In the case of options granted to an employee who at the time of grant owns more than 10% of the voting power of all classes of stock of Actel or any parent or subsidiary, the exercise price must be at least 110% of the fair market value per share of the Common Stock at the time of grant. The fair market value of a share of Common Stock is the closing sales price for such stock as quoted on the Nasdaq National Market on the date of grant.

Termination of Relationship.  If the optionee’s employment or consulting relationship with Actel is terminated for any reason (other than death or total and permanent disability, as discussed below), options may be exercised within 90 days (or such other period of time as is determined by the Administrator) after such termination as to all or part of the shares as to which the optionee was entitled to exercise at the date of such termination, provided that the option may be exercised no later than its expiration date.

Disability.  If an optionee is unable to continue his or her employment or consulting relationship with us as a result of total and permanent disability, options may be exercised at any time within six months (or such other period of time not exceeding 12 months as is determined by the Administrator) from the date of disability to the extent such options were exercisable at the date of disability, provided that the option may be exercised no later than its expiration date.

Death.  If an optionee dies while serving as our employee or consultant, options become fully vested and may be exercised at any time within 12 months after the date of death by the optionee’s estate or a person who acquired the right to exercise the option by bequest or inheritance, provided that the option may be exercised no later than its expiration date.

Term and Termination of Option.  At the time an option is granted, the Administrator determines the period within which the option may be exercised. The form of option agreement provides that options granted under the Equity Plan expire ten years from the date of grant. In no event may the term of an incentive stock option be longer than ten years. No option may be exercised by any person after the expiration of its term. An incentive stock option granted to an optionee who, at the time such option is granted, owns more than 10% of the voting power of all classes of stock of Actel may not have a term of more than five years.

Restricted Stock Units

Restricted stock units are awards that obligate the Company to deliver shares of Common Stock to the participant as specified on each vesting date. Subject to annual share limitations set forth in the Equity Plan, the

Administrator has complete discretion to determine (i) the number of shares subject to a restricted stock unit award granted to any participant and (ii) the conditions for grant or for vesting that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component. If a participant dies while serving as our employee or consultant, any restricted stock units shall vest in full. Until the shares are issued, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the underlying shares, unless a dividend equivalent has been issued in tandem with the restricted stock unit.

Nontransferability of Awards

Unless determined otherwise by the Administrator, an award granted under the Equity Plan is not transferable other than by will or the laws of descent and distribution, and may be exercised only by the participant during the participant’s lifetime or, in the event of death, by the participant’s estate or by a person who acquires the right to exercise the award. No awards granted under the Equity Plan may ever be transferred for value.

Stock Subject to Equity Plan

The Equity Plan provides that the aggregate number of options that may be sold under the Plan is increased annually on the first day of each fiscal year by such amount as is necessary to make the total number of options available for grant under the Equity Plan equal to 5% of our Common Stock issued and outstanding at the close of business on the last day of the immediately preceding fiscal year. Each restricted stock unit that is granted counts as two options under the Equity Plan.

Adjustments; Dissolutions; Mergers and Asset Sales

In the event any change, such as a stock split or dividend, is made in Actel’s capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by us, an appropriate adjustment shall be made in the number of shares under the Equity Plan, the price per share covered by each outstanding award, and the annual limits applicable to share-based awards.

In the event of the proposed dissolution or liquidation of Actel, all awards that have not been exercised (with respect to options and stock appreciation rights) or vested will terminate immediately prior to the consummation of such proposed action. The Administrator may, in its discretion, make provision for accelerating the vesting of shares subject to options and stock appreciation rights under the Equity Plan in the event of such a proposed dissolution or liquidation. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to other types of awards will lapse, and vesting will accelerate, subject to the dissolution or liquidation taking place at the time and in the manner contemplated.

In the event of the merger of Actel with or into another corporation or the sale of all or substantially all of the assets of Actel, each outstanding award shall be assumed or substituted for by the successor corporation. If the successor corporation refuses to assume or substitute for the awards, they shall become fully vested.

Amendment and Termination

The Board may amend the Equity Plan at any time or from time to time or may terminate the Equity Plan without approval of the shareholders, except that shareholder approval is required for any amendment to the Equity Plan requiring shareholder approval under applicable law as in effect at the time. However, no action by the Board of Directors or shareholders may alter or impair any award previously granted under the Equity Plan without the written consent of holder of such award. The Board may accelerate the vesting of any award or waive any condition or restriction pertaining to such award at any time. The Board may not substitute new stock options or stock appreciation rights for previously granted stock options or stock appreciation rights, or amend any stock option or stock appreciation right to reduce the exercise price, without shareholder approval.

Last extended in 2001, the Equity Plan will terminate on May 18, 2011, unless further extended or earlier terminated. Any awards outstanding under the Equity Plan at the time of its termination will remain outstanding until they expire by their terms.

Outstanding Equity Awards at End of 2008 Fiscal Year

The following table presents certain information concerning equity awards held by the Named Executive Officers at the end of our 2008 fiscal year:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards							Stock Awards
												Equity
											Equity	Incentive
											Incentive	Plan
											Plan	Awards:
					Equity						Awards:	Market or
					Incentive						Number of	Payout
					Plan					Market	Unearned	Value of
					Awards:			Number of		Value	Shares,	Unearned
	Number of		Number of		Number of			Shares or		of Shares or	Units or	Shares,
	Securities		Securities		Securities			Units		Units of	Other	Units or
	Underlying		Underlying		Underlying			of Stock		Stock	Rights	Other Rights
	Unexercised		Unexercised		Unexercised	Option	Option	That		That	That	That
	Options (#)		Options (#)		Unearned	Exercise	Expiration	Have not		Have not	Have not	Have not
Name	Exercisable		Unexercisable		Options (#)	Price ($)	Date	Vested (#)		Vested ($)	Vested (#)	Vested ($)

John C. East	75,000	(1)			N/A	31.75	02/18/2010
	65,000	(2)			N/A	31.00	12/21/2010
	125,000	(3)			N/A	21.97	07/31/2011
	120,000	(4)			N/A	20.13	03/14/2012
	107,000	(5)			N/A	15.15	01/28/2013
	130,000	(6)			N/A	24.76	03/02/2014
	131,250	(7)	8,750		N/A	15.70	01/07/2015
	89,375	(8)	40,625		N/A	14.77	03/03/2016
			97,500	(9)	N/A	11.05	10/26/2017
			97,500	(18)	N/A	13.08	03/12/2018
								13,000	(10)	150,930
								13,000	(19)	150,930
Esmat Z. Hamdy	40,000	(5)	0		N/A	15.15	01/28/2013
	42,187	(7)	2,813		N/A	15.70	01/07/2015
	23,203	(8)	10,547		N/A	14.77	03/03/2016
	0		33,750	(9)	N/A	11.05	10/26/2017
	0		33,750	(18)	N/A	13.08	03/12/2018
								586	(12)	6,803
								65	(12)	755
								2,250	(13)	26,123
								4,500	(10)	52,245
								4,500	(19)	52,245
Fares N. Mubarak	22,500	(14)			N/A	13.06	03/01/2009
	20,000	(15)			N/A	13.56	08/06/2009
	40,000	(5)			N/A	15.15	01/28/2013
	0		2,813	(7)	N/A	15.70	01/07/2015
	13,750	(16)	6,250		N/A	14.77	03/03/2016
	23,203	(8)	10,547		N/A	14.77	03/03/2016
	0		33,750		N/A	11.05	10/26/2017
	5,000	(17)	15,000		N/A	11.05	10/26/2017
	0		33,750	(18)	N/A	13.08	03/12/2018
								586	(12)	6,803
								65	(12)	755
								2,250	(13)	26,123
								4,500	(10)	52,245
								4,500	(19)	52,245

	Option Awards							Stock Awards
												Equity
											Equity	Incentive
											Incentive	Plan
											Plan	Awards:
					Equity						Awards:	Market or
					Incentive						Number of	Payout
					Plan					Market	Unearned	Value of
					Awards:			Number of		Value	Shares,	Unearned
	Number of		Number of		Number of			Shares or		of Shares or	Units or	Shares,
	Securities		Securities		Securities			Units		Units of	Other	Units or
	Underlying		Underlying		Underlying			of Stock		Stock	Rights	Other Rights
	Unexercised		Unexercised		Unexercised	Option	Option	That		That	That	That
	Options (#)		Options (#)		Unearned	Exercise	Expiration	Have not		Have not	Have not	Have not
Name	Exercisable		Unexercisable		Options (#)	Price ($)	Date	Vested (#)		Vested ($)	Vested (#)	Vested ($)

Jon A. Anderson(20)	33,750	(9)	0		N/A	11.05	12/22/2009
	40,000	(5)	0		N/A	15.15	01/28/2013
	45,000	(7)	0		N/A	15.70	01/07/2015
	33,750	(8)	0		N/A	14.77	03/03/2016
	33,750	(18)	0		N/A	13.08	03/12/2018
Jay Legenhausen	25,000	(9)	75,000		N/A	11.05	10/26/2017
	0		30,000	(9)	N/A	11.05	10/26/2017
	0		33,750	(18)	N/A	13.08	03/12/2018
								4,500	(19)	52,245

(1)	Option grant date was April 11, 2000; 50% of the shares subject to the grant vested on February 18, 2002, and 6.25% vested quarterly thereafter until February 18, 2004.

(2)	Option grant date was January 17, 2001; 6.25% of the shares subject to the grant vested on March 31, 2001, and 6.25% vested quarterly thereafter until December 21, 2004.

(3)	Option grant date was August 21, 2001; 50% of the shares subject to the grant vested on August 1, 2003, and 6.25% vested quarterly thereafter until August 1, 2005.

(4)	Option grant date was April 4, 2002; 50% of the shares subject to the grant vested on August 1, 2004, and 6.25% vested quarterly thereafter until August 1, 2006.

(5)	Option grant date was January 31, 2003; 50% of the shares subject to the grant vested on August 1, 2005, and 6.25% vested quarterly thereafter until August 1, 2007.

(6)	Option grant date was March 6, 2004; 50% of the shares subject to the grant vested on August 1, 2006, and 6.25% vest quarterly thereafter until August 1, 2008.

(7)	Option grant date was January 7, 2005; 6.25% of the shares subject to the grant vest quarterly from the date of grant until January 7, 2009.

(8)	Option grant date was March 3, 2006; 50% of the shares subject to this grant vest on March 3, 2008, 6.25% vest quarterly thereafter until February 1, 2010.

(9)	Option grant date was October 26, 2007; 50% of the shares subject to the grant vest on March 2, 2009, and 6.25% vest quarterly thereafter until March 2, 2011.

(10)	Restricted Grant Unit grant date was October 26, 2007; 50% of the shares vest on March 16, 2009, and 25% vest annually thereafter until March 16, 2011.

(11)	Restricted Stock Unit grant date was January 3, 2006; 50% of the shares subject to the award vested on March 31, 2007, and 10% vest quarterly thereafter until June 16, 2008.

(12)	Restricted Stock Unit grant date was January 3, 2006; 50% of the shares subject to the award vested on September 16, 2007, and 7.143% vest quarterly thereafter until June 16, 2009.

(13)	Restricted Stock Unit grant date was March 3, 2006; 50% of the shares subject to the award vest on March 31, 2008, and 25% vest annually thereafter until March 31, 2010.

(14)	Option grant date was March 1, 1999; 6.25% of the shares subject to the grant vested quarterly from the date of grant until March 1, 2003.

(15)	Option grant date was August 6, 1999; 50% of the shares subject to the grant vested on August 1, 2001, and 6.25% vested quarterly thereafter until August 1, 2003.

(16)	Option grant date was March 3, 2006; 6.25% of the shares subject to the grant vested on May 6, 2006, and 6.25% vest quarterly thereafter until February 6, 2010.

(17)	Option grant date was October 26, 2007; 6.25% of the shares subject to the grant vested on January 16, 2008, and 6.25% vest every quarter thereafter until October 16, 2011.

(18)	Option grant date was March 12, 2008; 50% of the shares subject to this grant vest on March 2, 2010, 6.25% vest quarterly thereafter until March 2, 2012.

(19)	Restricted Stock Unit grant date was March 12, 2008; 50% of the shares subject to the award vested on March 16, 2010, and 25% vest annually thereafter until March 16, 2012.

(20)	Mr. Anderson passed away on December 22, 2008, at which time all of his equity awards automatically vested.

Option Exercises and Stock Vested in 2008 Fiscal Year

The following table presents certain information concerning the exercise of options by each of the Named Executive Officers during our 2008 fiscal year, as well as information regarding stock awards that vested during the fiscal year:

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR END

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on Vesting	Value Realized on
Name of Executive Officer	Exercise (#)	Exercise ($)	(#)	Vesting ($)

John C. East	—	—	—	—
Esmat Z. Hamdy	—	—	6,122	89,976
Fares N. Mubarak	—	—	6,122	89,976
Jon A. Anderson	—	—	17,598	220,734
Jay Legenhausen	—	—	—	—

Nonqualified Deferred Compensation

The following table discloses contributions, earnings, withdrawals, and balances under non-qualified defined contribution and other deferred compensation plans for each Named Executive Officer for our 2008 fiscal year.

NONQUALIFIED DEFERRED COMPENSATION

	Executive
	Contributions	Registrant	Aggregate	Aggregate	Aggregate
	in Last	Contributions	Earnings in	Withdrawals/	Balance at Last
Name	FY ($)	in Last FY ($)	Last FY ($)(1)	Distributions ($)	FYE ($)

John C. East	—	—	(410,403)	—	1,007,798
Esmat Z. Hamdy	9,667	—	(80,025)	—	128,741
Fares N. Mubarak	30,000	—	(120,908)	—	269,794
Jon A. Anderson	—	—	—	—	—
Jay Legenhausen	29,009	—	(6,721)	—	22,288

(1)	Amounts in this column are not included in the Summary Compensation Table.

The Named Executive Officers, along with all other employees with a base annual salary above $150,000, may elect to participate in our Deferred Compensation Plan. We do not make any contributions to any Deferred Compensation accounts nor do we guarantee any rate of return under the plan.

Potential Payments upon Termination or Change of Control

As discussed in the Compensation Discussion and Analysis, our Named Executive Officers do not have employment contracts, and none is entitled to receive severance pay or other benefits if we decide to terminate his employment in the absence of a change of control.

We have adopted two plans that could provide benefits to our Named Executive Officers in the event of a change of control. For the purposes of the plans, a change of control is defined as (i) the acquisition by any person of beneficial ownership of more than 30% of the combined voting power of our outstanding securities; (ii) a change in a majority of our Board of Directors within a two-year period; (iii) our merger or consolidation with any other corporation that has been approved by our shareholders (the definition for purposes of the Employee Retention Plan excludes a merger or consolidation that would result in our voting securities outstanding immediately prior the merger or consolidation continuing to represent at least 50% of the total voting power of the surviving entity outstanding immediately after such merger or consolidation); or (iv) approval by our shareholders of a plan of complete liquidation or an agreement for the sale or disposition of all or substantially all of our assets.

Our Employee Retention Plan provides that all employees who hold unvested stock options and/or restricted stock units as of the date of any change of control shall receive, upon remaining in our employ for six months following the date of such change of control (or upon an earlier termination of employment other than for cause), an amount equal to one-third of the aggregate value of the restricted stock units and “spread” on their unvested options as of the date of such change of control. “Spread” is defined as the difference between the change of control price and the option exercise price. Payment may be made in cash, cash, common stock of the Company or the acquirer, or a combination of cash and common stock. Such payment is in addition to any value realized by the employee upon exercise of any such unvested options.

Our Management Continuity Agreements provide that a Named Executive Officer’s stock options and restricted stock units outstanding at the time of a change of control shall become fully vested if the officer dies or in the event of an involuntary termination of the officer’s employment other than for cause following the change of control.

The following table shows the amounts each of our Named Executive Officers could receive upon a change in control pursuant to our Employee Retention Plan and their respective Management Continuity Agreements, assuming the change of control took place on January 4, 2009, the last day of our 2008 fiscal year:

		Employee	Management
		Retention	Continuity
Name	Benefit	Plan(1)	Agreement(2)

John C. East	Retention payment	$118,820	$—
	Acceleration of stock options		54,600
	Acceleration of restricted stock units		301,860
Esmat Z. Hamdy	Retention payment	52,357	—
	Acceleration of stock options		18,900
	Acceleration of restricted stock units		138,171
Fares N. Mubarak	Retention payment	55,157	—
	Acceleration of stock options		27,300
	Acceleration of restricted stock units		138,171
Jon A. Anderson (6)	Retention payment	—	—
	Acceleration of stock options		—
	Acceleration of restricted stock units		—
Jay Legenhausen	Retention payment	37,015	—
	Acceleration of stock options		58,800
	Acceleration of restricted stock units		52,245

(1)	Retention payments are earned by employees who remain employed for six months following a change in control or upon earlier termination of employment other than for Cause (see Note (3) below) and who hold unvested stock options and/or restricted stock units on the date of the change of control. The amounts shown are equal to one third of the sum of (x) the aggregate fair market value of any unvested restricted stock units held on January 4, 2009, and (y) the difference between $11.61, the closing price of a share of Actel common stock on

January 2, 2009 (the last business day prior to assumed change of control date), and the option exercise price for each unvested stock option held on January 4, 2009, multiplied by the number of shares subject to such options.

(2)	If an executive officer dies or his employment is involuntarily terminated (see Note (4) below), other than for Cause (see Note (5) below) following a change in control, his stock options and restricted stock units accelerate and become fully vested. The amounts shown for acceleration of stock options are based upon the difference between $11.61, the closing price of a share of Actel common stock on January 2, 2009, and the option exercise price for all unvested stock options held on such date, multiplied by the number of shares subject to such options. The Named Executive Officer may exercise such options for a period of twelve months following termination but in no event later than the expiration of the term of the option. The amounts shown for restricted stock units are based upon the product obtained by multiplying the number of restricted stock units vesting by $11.61, the closing price of a share of Actel common stock on January 2, 2009.

(3)	“Cause” is defined under the Employee Retention Plan as (i) any act of personal dishonesty taken by the participant in connection with his or her responsibilities as an employee and intended to result in substantial personal enrichment of the participant, (ii) the conviction of a felony, (iii) a willful act by the participant which constitutes gross misconduct and which is injurious to the Company, and (iv) continued and substantial violation by the participant of the participant’s employment duties which are demonstrably willful and deliberate on the participant’s part after there has been delivered to the participant a written demand for performance from the Company which specifically sets forth the factual basis for the Company’s belief that the participant has not substantially performed his or her duties.

(4)	“Involuntary Termination” is defined under the Management Continuity Agreement as (i) without the employee’s express written consent, a significant reduction in the employee’s duties, authority or responsibilities, relative to the employee’s duties, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to employee of such reduced duties, authority or responsibilities; (ii) without the employee’s express written consent, a substantial reduction, without good business reasons, in the facilities and perquisites (including office space and location) available to the employee immediately prior to such reduction; (iii) a reduction by the Company in the base salary of the employee as in effect immediately prior to such reduction; (iv) a material reduction by the Company in the kind or level of employee benefits, including bonuses, to which the employee was entitled immediately prior to such reduction with the result that the employee’s overall benefits package is significantly reduced; (v) the relocation of the employee to a facility or a location more than thirty (30) miles from the employee’s then present location, without the employee’s express written consent; (vi) any purported termination of the employee by the Company which is not effected for Disability or for Cause, or any purported termination for which the grounds relied upon are not valid; (vii) the failure of the Company to obtain the assumption of this agreement by any successors contemplated in a change of control; or (viii) any act or set of facts or circumstances which would, under California case law or statute, constitute a constructive termination of the employee.

(5)	“Cause” is defined under the Management Continuity Agreements as (i) any act of personal dishonesty taken by the employee in connection with his responsibilities as an employee and intended to result in substantial personal enrichment of the employee, (ii) the conviction of a felony, (iii) a willful act by the employee which constitutes gross misconduct and which is injurious to the Company, and (iv) following delivery to the employee of a written demand for performance from the Company which describes the basis for the Company’s belief that the employee has not substantially performed his duties, continued violations by the employee of the employee’s obligations to the Company which are demonstrably willful and deliberate on the employee’s part.

(6)	Mr. Anderson passed away on December 22, 2008, at which time all of his equity awards automatically vested.

DIRECTOR COMPENSATION

The following table sets forth information concerning compensation paid or accrued for services rendered to the Company in all capacities by the members of the Company’s Board of Directors (other than Mr. East, who receives no separation compensation for his services as a Director) for the fiscal year ended January 4, 2009:

					Change in
					Pension
				Non-Equity	Value and
				Incentive	Nonqualified
	Fees Earned			Plan	Deferred	All Other
	or Paid in	Stock	Option	Compensa-	Compensation	Compensa-
Name	Cash ($)	Awards ($)	Awards(1) ($)	tion ($)	Earnings ($)	tion ($)	Total ($)

James R. Fiebiger(1)	55,000	—	138,295	—	—	—	193,295
Jacob S. Jacobsson(1)	51,000	—	138,295	—	—	—	189,295
J. Daniel McCranie(1)	51,000	—	138,295	—	—	—	189,295
John F. McGrath, Jr.(1)	70,000	—	43,101	—	—	—	113,101
Robert G. Spencer(1)	73,000	—	138,295	—	—	—	211,295

(1)	The aggregate number of shares subject to stock awards and stock options outstanding at January 4, 2009, for each Director is as follows:

	Aggregate Number of Stock Awards	Aggregate Number of Option Awards
Name	Outstanding as Jan. 4, 2009 (#)	Outstanding as Jan. 4, 2009 (#)(1)

James R. Fiebiger	—	92,500
Jacob S. Jacobsson	—	87,500
J. Daniel McCranie	—	75,000
John F. McGrath, Jr.	—	12,500
Robert G. Spencer	—	87,500

Explanation of Director Compensation

As compensation for their services in 2008, Directors who are not employees received an annual retainer of $35,000. In addition, the Audit Committee Financial Expert and Chairman received an annual retainer of $25,000, and each other member of the Audit Committee received an annual retainer of $10,000; the Chairman of the Compensation Committee received an annual retainer of $12,000, and each other member of the Compensation Committee received an annual retainer of $6,000; the Chairman of the Nominating Committee received an annual retainer of received $8,000, and each other member of the Nominating Committee received an annual retainer of $4,000; and the Lead Director received an annual retainer of $20,000.

Directors who are elected at the 2009 Annual Meeting will receive quarterly a retainer of $8,750. In addition, the Audit Committee Financial Expert and Chairman will receive quarterly a retainer of $6,250, and each other member of the Audit Committee will receive quarterly a retainer of $2,500; the Chairman of the Compensation Committee will receive quarterly a retainer of $3,000, and each other member of the Compensation Committee will receive quarterly a retainer of $2,000; the Chairman of the Nominating Committee will receive quarterly a retainer of received $2,000, and each other member of the Nominating Committee will receive quarterly a retainer of $1,000; and the Lead Director will receive quarterly a retainer of $5,000.

Our 2003 Directors’ Stock Option Plan (the “Director Plan”) provides for the grant of nonstatutory stock options to nonemployee Directors. Under the Director Plan, each eligible Director is granted an initial option to purchase 12,500 shares of Common Stock on the date on which such person first becomes an eligible Director and an additional option to purchase 12,500 shares on each subsequent date that such person is elected as a Director at an Annual Meeting of our Shareholders (provided that the Director has then served on the Board for at least six months). The exercise price is the closing sales price of Common Stock quoted on the Nasdaq National Market on the date of grant. All options become exercisable on the date of the next Annual Meeting of Shareholders (provided that the Director has then served on the Board for at least six months), subject to the optionee remaining a Director until that Annual Meeting. Vested options are exercisable for four years after the date an optionee ceases to serve as a Director, provided that no option may be exercised after its expiration date (which is ten years from the date of grant).

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our Common Stock as of December 31, 2008, by each shareholder known by us to beneficially own more than 5% of our outstanding shares of Common Stock; and as of March 17, 2009, by each of our Directors, each of the Named Executive Officers named in the “Summary Compensation Table,” and all of our Directors and executive officers as a group.

The information on beneficial ownership in the table and the footnotes is based upon our records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to us by such person or entity. Unless otherwise noted, the shareholders named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, subject to applicable common property laws.

		(3)
(1)	(2)	Amount and Nature of		(4)
Title of Class	Name and Address of Beneficial Owner	Beneficial Ownership		Percent of Class

5% or Greater Shareholders:
Common Stock	Ramius LLC 599 Lexington Ave., 20th Floor New York, NY 10022	2,264,272	(1)	8.8	%(2)
Common Stock	Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, CA 90401	2,119,615	(3)	8.2	%(2)
Common Stock	Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202	1,752,100	(4)	6.8	%(2)
Common Stock	Renaissance Technologies LLC 800 Third Avenue New York, NY 10022	1,599,300	(5)	6.2	%(2)

Current Directors, Nominees, and Named Executive Officers:
Common Stock	John C. East	979,005	(6)	3.8	%(7)
Common Stock	Esmat Z. Hamdy	196,123	(6)	*	(7)
Common Stock	Fares N. Mubarak	174,800	(6)	*	(7)
Common Stock	Jon A. Anderson	217,964	(6)	*	(7)
Common Stock	James R. Fiebiger	80,500	(6)	*	(7)
Common Stock	Jacob S. Jacobsson	75,000	(6)	*	(7)
Common Stock	Patrick W. Little	0		—
Common Stock	J. Daniel McCranie	62,500	(6)	*	(7)
Common Stock	Gavin T. Molinelli	0		—	(8)
Common Stock	Jeffrey C. Smith	0		—	(8)
Common Stock	Robert G. Spencer	82,666	(6)	*	(7)
Common Stock	Eric J. Zahler	0		—
Common Stock	All current Directors and executive officers as a group (14 persons)	2,252,723	(6)	8.7	%(7)

*	Less than 1%.

(1)	As reported by the beneficial owner as of March 6, 2009, in a Schedule 13D (Amendment No. 2) filed with the SEC on March 9, 2009. Ramius LLC, a Delaware limited liability company (“Ramius”), serves as the sole member of each of RCG Starboard Advisors, LLC, a Delaware limited liability company (“RCG Starboard Advisors”), and Ramius Advisors, LLC, a Delaware limited liability company (“Ramius Advisors”); C4S & Co., L.L.C., a Delaware limited liability company (“C4S”), serves as managing member of Ramius; Peter A. Cohen, Morgan B. Stark, Thomas W. Strauss, and Jeffrey M. Solomon each serves as one of the managing members of C4S; Ramius RCG Starboard Advisors serves as the investment manager of Ramius Value and Opportunity Master Fund Ltd, a Cayman Islands exempted company (“Value and Opportunity Master Fund”), and the managing member of Parche, LLC, a Delaware limited liability company (“Parche”); Ramius Advisors serves as the investment advisor of Ramius Enterprise Master Fund Ltd, a Cayman Islands exempted company (“Enterprise Master Fund”), and RCG PB, Ltd, a Cayman Islands exempted company (“RCG PB”); Enterprise Master Fund serves as the sole non-managing member of Parche and owns all economic interests therein; Value and Opportunity Master Fund has sole power to vote and dispose of, or to direct the voting or disposition of, 1,988,585 shares of Actel Common Stock; and Parche has sole power to vote and dispose of, or to direct the voting or disposition of, 275,687 shares of Actel Common Stock reported.

(2)	Calculated as a percentage of shares of Common Stock outstanding as of December 31, 2008.

(3)	As reported by the beneficial owner as of December 31, 2008, in a Schedule 13G (Amendment No. 3) filed with the SEC on February 9, 2009. The reporting person, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts, and accounts are the “Funds.” In its role as investment advisor or manager, the reporting person possesses investment and/or voting power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds. However, all securities reported in this schedule are owned by the Funds. The reporting person disclaims beneficial ownership of such securities and any admission that the reporting person or any of its affiliates is the beneficial owner of any such securities for any purpose other than reporting purposes under Section 13(d) of the Securities Exchange Act of 1934.

(4)	As reported by the beneficial owner as of December 31, 2008, in a Schedule 13G (Amendment No. 1) filed with the SEC on February 13, 2009. The reporting person, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, has shared power to vote 1,606,900 shares of Actel Common Stock and shared power to dispose of all of the shares of Actel Common Stock reported, which were acquired on behalf of discretionary clients of the reporting person. Persons other than the reporting person are entitled to receive all dividends from, and proceeds from the sale of, the shares reported and none of those persons, to the knowledge of the reporting person, has an economic interest in more than 5% of the class.

(5)	As reported by the beneficial owner as of December 31, 2008, in a Schedule 13G filed with the SEC on February 12, 2009. The reporting person, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, has sole power to vote and dispose of, or to direct the voting or disposition of, all shares of Actel Common Stock reported. Certain funds and accounts managed by the reporting person have the right to receive dividends and proceeds from the sale of the shares of Actel Common Stock reported.

(6)	Includes shares issuable pursuant to stock options that are exercisable within 60 days after March 17, 2009, as follows: for Mr. East, 908,250, shares; for Mr. Hamdy, 127,187 shares; for Mr. Mubarak, 125,137 shares; for Mr. Anderson, 186,250 shares; for Mr. Fiebiger, 80,000 shares; for Mr. Jacobsson, 75,000 shares; for Mr. McCranie, 62,500 shares; and for Mr. Spencer, 75,000 shares; and for all Directors and officers as a group, 1,937,748 shares.

(7)	Calculated as a percentage of shares of Common Stock outstanding as of December 31, 2008. For each named person, Common Stock that the person has the right to acquire either currently or within 60 days after March 17, 2009, including through the exercise of an option, is included in the shares beneficially owned by that person and in the total number of shares of Common Stock outstanding; however, such Common Stock is not deemed outstanding for the purpose of computing the percentage owned by any other person.

(8)	Mr. Smith, a Partner of Ramius, and Mr. Molinelli, a Vice President of Ramius, do not directly own any shares of Common Stock. As members of a “group” for the purposes of Section 13(d)(3) of the Securities Exchange of 1934, each of Messrs. Smith and Molinelli is deemed to be a beneficial owner of the (i) 1,988,585 shares owned by Value and Opportunity Master Fund and (ii) 275,687 shares owned by Parche. Each of Messrs. Smith and Molinelli disclaims beneficial ownership of such Shares, except to the extent of his pecuniary interest therein.

Compensation Committee Interlocks and Insider Participation

During the 2008 fiscal year, no member of the Compensation Committee was an officer or employee or former officer or employee of Actel or any of its subsidiaries. No member of the Compensation Committee or executive officer of Actel served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee. Finally, no member of the Compensation Committee had any other relationship requiring disclosure.

Equity Compensation Plan Information

The following table summarizes as of January 4, 2009, the number of securities to be issued upon the exercise of outstanding derivative securities (options, warrants, and rights); the weighted-average exercise price of the outstanding derivative securities; and the number of securities remaining available for future issuance under our equity compensation plans:

					C
					Number of Securities
					Remaining Available
	A		B		for Future Issuance
	Number of Securities to		Weighted Average		under Equity
	be Issued upon Exercise		Exercise Price of		Compensation Plans
	of Outstanding Options,		Outstanding Options,		(Excluding Securities
Plan Category	Warrants and Rights		Warrants and Rights		Reflected in Column A)

Equity Compensation Plans Approved by Security Holders(1)	6,200,872		$15.91	(2)	1,197,088	(3)
Equity Compensation Plans Not Approved by Security Holders	437,307		$17.89		2,790,447	(4)
Total	6,638,179	(1)	$16.05	(2)	3,987,535

(1)	Includes information for options assumed in connection with mergers and acquisitions. As of January 4, 2009, a total of 17,659 shares of Common Stock with a weighted-average exercise price of $25.74 were issuable upon exercise of such outstanding options.

(2)	Weighted average price calculation excludes 290,448 restricted stock unit awards, which have no exercise price.

(3)	Consists of 683,512 shares available for issuance under our Amended and Restated 1986 Equity Incentive Plan (“Equity Plan”), 225,000 shares available for issuance under our 2003 Director Stock Option Plan, and 288,576 shares available for issuance under our Amended and Restated 1993 Employee Stock Purchase Plan. The Equity Plan provides that the aggregate number of shares that may be sold under the Plan is increased annually on the first day of each fiscal year by such amount as is necessary to make the total number of shares available for grant under the Equity Plan equal to 5% of Actel Common Stock issued and outstanding at the close of business on the last day of the immediately preceding fiscal year (the Annual Replenishment).

(4)	Consists of options granted and available for issuance under our 1995 Employee and Consultant Stock Plan.

Summary of 1995 Employee and Consultant Stock Plan

The 1995 Employee and Consultant Stock Plan (“1995 Plan”) was adopted by our Board of Directors on March 6, 1995. The purposes of the 1995 Plan are to attract and retain the best available personnel for employee and consultant positions, to provide additional incentive to such persons, and to thereby promote the success of our business. Options granted under the 1995 Plan are nonstatutory stock options. The 1995 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code nor is it subject to ERISA.

Administration; Eligibility; Terms of Options; Exercise of Options

The 1995 Plan is administered by the Administrator. Options under the 1995 Plan may be granted as the Administrator determines, in its discretion, only to employees or consultants who are not Directors or officers. Each option granted under the 1995 Plan is subject to a written stock option agreement. The agreement sets forth the terms and conditions of such grants, including the schedule under which the option becomes exercisable and the exercise price of the option. An option is exercised when the optionee gives written notice specifying the number of full shares of Common Stock to be purchased and tenders payment of the purchase price. Funds received by us upon exercise of an option are used for general corporate purposes.

Termination of Status as Employee or Consultant

If the optionee’s status as an employee or consultant terminates for any reason (other than as a result of death), the optionee may, within the period of time set forth in the stock option agreement, exercise any option granted under the 1995 Plan, but only to the extent such option was exercisable on the date of such termination. To the extent that the option is not exercised within such period, the option terminates. If the optionee’s status as an employee or consultant terminates as a result of death, the optionee’s legal representative may exercise the entire option at any time within 12 months following the date of death. To the extent that the option is not exercised within such 12-month period, the option terminates. An option is not transferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable during the optionee’s lifetime only by the optionee.

Adjustments; Dissolution; Mergers and Asset Sales

In the event any change, such as a stock split or dividend, is made in our capitalization that results in an increase or decrease in the number of outstanding shares of our Common Stock without receipt of consideration, an appropriate adjustment shall be made in the number of shares under the 1995 Plan and the price per share covered by each outstanding option. In the event of a dissolution or liquidation, all outstanding options will terminate immediately prior to the consummation of such action. In the event of a merger with or into another corporation or a sale of all or substantially all of our assets, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume such options or to substitute equivalent options, each outstanding option shall become fully vested and exercisable.

Amendment and Termination

The Board may amend or terminate the 1995 Plan at any time, but any such action shall not adversely affect any stock option then outstanding under the 1995 Plan without the consent of the holder of the option. The 1995 Plan will terminate on July 19, 2012, unless earlier terminated as described above.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange requires our Directors, executive officers, and persons who beneficially own more than 10 percent of our Common Stock to file with the SEC reports of ownership regarding the Common Stock and other Actel equity securities. These persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of copies of the Section 16(a) reports received during the period from January 7, 2008, until January 4, 2009, and written representations from each of our Directors and executive officers, all of our Directors and executive officers complied with the applicable Section 16(a) filing requirements, except that the reports for Directors Fiebiger, McCranie, Jacobsson, and Spencer with respect to options granted automatically on March 4, 2008, under the 2003 Director Stock Option Plan were filed two days late due to administrative error.

Director Candidates

The policy of the Nominating Committee is to consider recommended nominees for the Board of Directors from shareholders holding no less than one percent of our Common Stock continuously for at least 12 months prior to the date of the submission of the recommendation. Shareholder recommendations for candidates to the Board of Directors must be directed in writing to Actel Corporation, Corporate Secretary, 2061 Stierlin Ct., Mountain View, CA 94043, and received not less than sixty (60) nor more than ninety (90) calendar days in advance of the anniversary of the date our proxy statement was released to shareholders in connection with the previous year’s Annual Meeting of Shareholders.

Shareholder recommendations must include the candidate’s name, age, business address, and residence address; the candidate’s principal occupation or employment; the class and number of shares of Actel that are beneficially owned by such candidate; detailed biographical data and qualifications and information regarding any relationships between the candidate and Actel within the last three years; and any other information relating to such candidate that is required to be disclosed in solicitations of proxies for elections of Directors, or is otherwise required, under the Exchange Act. A shareholder’s recommendation to the Secretary must also set forth the name and address, as they appear on Actel’s books, of the shareholder making such recommendation; the class and number of shares of Actel that are beneficially owned by the shareholder and the date such shares were acquired by the shareholder; any material interest of the shareholder in such recommendation; a description of all arrangements or understandings between the shareholder making such recommendation and the candidate and any other person or persons (naming such person or persons) pursuant to which the recommendation is made by the shareholder; a statement from the recommending shareholder in support of the candidate, references for the candidate, and the candidate’s written consent to being named as a nominee and willingness to serve, if elected; and any other information that is required to be provided by the shareholder under the Exchange Act as a proponent of a shareholder proposal.

In its evaluation of Director candidates, including the members of the Board of Directors eligible for re-election, the Nominating Committee considers all factors it considers appropriate, including judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service, and potential conflicts of interest, as well as the then-current size and composition of the Board of Directors and the needs of the Board and its committees. The Nominating Committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to Actel’s success; and an understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

Audit Committee Report

The following report is provided to shareholders by the Audit Committee of the Board of Directors. This report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C, or to the liabilities of Section 18 of the Exchange Act, except to the extent that Actel specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

The Audit Committee of Actel’s Board of Directors is currently composed of four Directors and operates under a written charter adopted by the Board. The current members of the Committee are listed at the end of this report. The Board of Directors has determined that each member of the Audit Committee is an “independent director” as defined in Nasdaq Rule 5605(a)(2) and meets the additional, more stringent requirements specified in Nasdaq Rule 5605(c)(2)(A) that apply to directors serving on audit committees. The Board of Directors has also determined that Mr. McGrath is an “audit committee financial expert,” as defined in the applicable SEC rules and regulations.

Management is responsible for Actel’s internal controls over the financial reporting process, including preparation of the financial statements and footnotes. Actel’s registered public accounting firm is responsible for performing an independent audit of Actel’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee’s responsibility is to monitor these processes. In addition, the Committee appoints Actel’s registered public accounting firm (Ernst & Young LLP).

In this context, the Committee has reviewed and discussed with Actel’s management and registered public accounting firm the overall scope and plans for the independent audit as well as the audited financial statements. Management represented to the Committee that Actel’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.

Discussions about Actel’s audited financial statements included the registered public accounting firm’s judgments about the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements. The Committee also discussed with the registered public accounting firm other matters required by Statement on Auditing Standards (SAS) No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications.

Actel’s registered public accounting firm provided to the Committee the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committees Concerning Independence, and the Committee discussed the registered public accounting firm’s independence with management and the registered public accounting firm. In addition, the Committee considered whether the tax and other non-audit consulting services provided by the registered public accounting firm could impair the registered public accounting firm’s independence and concluded that such services have not impaired the registered public accounting firm’s independence. All professional services provided by the registered public accounting firm were pre-approved by the Audit Committee.

Based on the Committee’s discussion with management and the registered public accounting firm and the Committee’s review of the representations of management and the report of the registered public accounting firm to the Committee, the Committee recommended to the Board that the audited consolidated financial statements be included in Actel’s Annual Report on Form 10-K filed with the SEC for the year ended January 4, 2009.

John F. McGrath, Jr. (Chairman)
James R. Fiebiger
Jacob S. Jacobsson
Robert G. Spencer

Shareholder Communications to the Board of Directors

The Board of Directors has a process, approved by a majority of the independent Directors, for shareholders to send communications to the Board of Directors. Shareholders can send communications to the Board or any specified individual Director by email addressed to the Corporate Secretary at vandehey@actel.com.

Related Person Transactions

Our Directors and executive officers are subject to our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics requires our Directors and executive officers to avoid situations in which a conflict of interest might occur or appear to occur. If such a related party transaction is unavoidable, the Director or executive officer must fully disclose the nature of the related party transaction to the Chief Financial Officer. If determined to be material to the Company by the CFO, the Company’s Audit Committee must review and pre-approve in writing such related party transaction. The most significant related party transactions, particularly those involving the Company’s Directors or officers, must be reviewed and pre-approved in writing by the Company’s Board of Directors.

In addition, on an annual basis and upon any new appointment, each Director and executive officer is required to complete a Director and Officer Questionnaire that requires disclosure of any related party transactions pertaining to the Director or executive officer. Our Board of Directors will consider such information in its determinations of independence with respect to our Directors under NASD Rule 5605(a)(2) and the applicable rules promulgated by the SEC.

Director Attendance at Annual Meetings

Our policy is that the members of the Board of Directors are expected to attend our Annual Meetings if practicable. All members of the Board of Directors attended the 2008 Annual Meeting of Shareholders, which was held May 23, 2008, except for Mr. McCranie, who was unable to attend because at the time of the meeting his home was endangered by a wildfire.

Company Stock Performance

The following information shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulations 14A or 14C, or to the liabilities of Section 18 of the Exchange Act, except to the extent that Actel specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

The following graph shows a comparison of cumulative total return for Common Stock, The Nasdaq Stock Market (US), and Nasdaq Electronic Component Stocks. In preparing the graph, we assumed that $100 was invested on December 31, 2003, in (i) Actel’s Common Stock, (ii) The Nasdaq Stock Market (US) index, and (iii) the Nasdaq Electronic Component Stocks index, and that all dividends were reinvested.

Comparison of Cumulative Total Return

Shareholder returns over the indicated period should not be considered indicative of future shareholder returns. The closing sale price of our Common Stock on January 2, 2009, was $11.61. The closing sale price of our Common Stock on May 6, 2009, was $11.77.

OTHER MATTERS

We know of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

David L. Van De Hey

Secretary

Dated: May 8, 2009

Appendix A

ACTEL CORPORATION

1993 EMPLOYEE STOCK PURCHASE PLAN

Amended and Restated as of April 23, 2009
[subject to shareholder approval]

The following constitute the provisions of the 1993 Employee Stock Purchase Plan of Actel Corporation.

1.  Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company that the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.  Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” shall mean the Common Stock of the Company.

(d) “Company” shall mean Actel Corporation, a California corporation.

(e) “Compensation” shall mean all base straight time gross earnings including commissions, overtime and shift premiums, and all incentive compensation, incentive payments, bonuses and other compensation.

(f) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(g) “Employee” shall mean any individual who is an employee of the Company or any Designated Subsidiary for tax purposes whose employment with the Company or any Designated Subsidiary averages at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

(h) “Enrollment Date” shall mean the first day of each Offering Period.

(i) “Exercise Date” shall mean the last day of each Offering Period.

(j) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

(ii) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(k) “Offering Period” shall mean the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised. Offering Periods shall commence on the first Trading Day on or after August 1 and February 1 of each year and terminate on the last Trading Day of the periods ending twenty-four (24) months later. The duration and timing of Offering Periods may be changed pursuant to Sections 4 and 19 of this Plan.

(l) “Plan” shall mean this Employee Stock Purchase Plan.

(m) “Purchase Period” shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

(n) “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

(o) “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under options.

(p) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(q) “Trading Day” shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

3.  Eligibility.

(a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.  Offering Periods.  The Plan shall be implemented by consecutive Offering Periods. Offering Periods shall commence on the first Trading Day on or after February 1 and August 1 of each year and terminate on the last Trading Day of the periods ending twenty-four months later. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

5.  Participation.

(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions (in the form of Exhibit A to this Plan) and filing it with the Company’s payroll office prior to the applicable Enrollment Date.

(b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.  Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the participant’s Compensation during said Offering Period; provided, however, that a participant’s total payroll deductions used to purchase stock under the Plan in any calendar year shall not exceed ten thousand dollars ($10,000).

(b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may decrease the rate of his or her payroll deductions during the Offering Period by filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. A participant may not increase the rate of his or her payroll deductions during a Purchase Period. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to 0% if the following should occur: For the Purchase Periods that end during a single calendar year, the sum of all payroll deductions that have been used to purchase stock under the Plan plus all payroll deductions accumulated for the purchase of stock equals $21,250. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the subsequent calendar year, unless terminated by the participant as provided in Section 10 hereof.

(e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7.  Grant of Option.  On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof; provided, further, that in no event shall any Employee purchase in excess of ten thousand shares in any Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and the option shall expire on the last day of the Offering Period.

8.  Exercise of Option.  Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9.  Delivery.  As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

10.  Withdrawal; Termination of Employment.

(a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) Upon a participant’s ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant’s option will be automatically terminated.

11.  Interest.  No interest shall accrue on the payroll deductions of a participant in the Plan.

12.  Stock.

(a) The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 6,519,680 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

13.  Administration.

(a) Administrative Body.  The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

(i) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

(ii) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

(b) Rule 16b-3 Limitations.  Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not “disinterested” as that term is used in Rule 16b-3.

14.  Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.  Transferability.  Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16.  Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17.  Reports.  Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18.  Adjustments Upon Changes in Capitalization.

(a) Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

(c) Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the “New Exercise Date”) or to cancel each outstanding option to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.  Amendment or Termination.

(a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Sections 18 and 19 hereof, no such termination can affect options previously granted, provided that outstanding and/or future Offering Periods may be shortened and/or terminated by the Board of Directors at any time. Except as provided in Section 18 hereof and in the preceding sentence, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

(b) Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Board (or its committee) determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board (or its committee) may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) amending the Plan to conform with the safe harbor definition under Statement of Financial Accounting Standards 123 (revised December 2004), including with respect to an Offering Period underway at the time;

(ii) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(iii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action;

(iv) reducing the maximum percentage of Compensation a Participant may elect to set aside as payroll deductions;

(v) reducing the maximum number of Shares a Participant may purchase during any Offering Period; and

(vi) allocating shares.

Such modifications or amendments shall not require shareholder approval or the consent of any Plan participants.

20.  Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.  Conditions Upon Issuance of Shares.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.  Term of Plan.  The Plan became effective on the date on which the Company’s registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission. It shall continue in effect until August 2, 2013, unless sooner terminated under Section 19 hereof.

23.  Additional Restrictions of Rule 16b-3.  The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24.  Automatic Transfer to Low Price Offering Period.  To the extent permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their options on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

EXHIBIT A

ACTEL CORPORATION

1993 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application	Enrollment Date:

                Change in Payroll Deduction Rate

                Change of Beneficiary (or Beneficiaries)

1.                                                                                                         hereby elects to participate in the Actel Corporation 1993 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of           % of my Compensation on each payday (not to exceed 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.) In no event will the total payroll deductions used to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan in any calendar year exceed $10,000.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete “Actel Corporation 1993 Employee Stock Purchase Plan.” I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary to receive all payments and shares due me under the Employee Stock Purchase Plan (if you wish to designate more than one beneficiary, execute and deliver copies of this page):

PLEASE PRINT!

NAME:

(First)	(Middle)	(Last)

Relationship

(Address)

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:	Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

EXHIBIT B

ACTEL CORPORATION

1993 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the Actel Corporation 1993 Employee Stock Purchase Plan which began on                    , 20           (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

(Name and Address of Participant)

(Signature)

(Date)

ACTEL CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Friday, June 5, 2009
Actel Corporation
proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 5, 2009.
The undersigned holder of Common Stock of Actel Corporation (the “Company”) acknowledges receipt of the Company’s “Notice of Annual Meeting of Shareholders” to be held June 5, 2009, and the accompanying Proxy Statement dated May 8, 2009 (the “Proxy Statement”), and, revoking any proxy heretofore given, hereby constitutes and appoints John C. East and Robert G. Spencer, and each of them individually, with full power of substitution, attorney and proxy to appear and vote all of the shares of Common Stock of the Company standing in the name of the undersigned at the 2009 Annual Meeting of Shareholders, and any adjournment thereof, as indicated on the reverse side.
See reverse for voting instructions.

Please detach here
The Board of Directors Recommends a Vote FOR Items 1, 2, and 3.

1. To elect the following	Nominees:		☐ Vote FOR	☐ Vote WITHHELD
named persons as	01 John C. East	05 J. Daniel McCranie	all nominees	from all nominees
directors of the Company	02 James R. Fiebiger	06 Jeffrey C. Smith	(except as marked)
	03 Jacob S. Jacobsson	07 Robert G. Spencer
	04 Patrick W. Little	08 Eric J. Zahler

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To approve an amendment to Actel’s Amended and Restated 1993 Employee Stock Purchase Plan increasing the number of shares reserved for issuance under the Plan by 2,000,000.	☐ For	☐ Against	☐ Abstain

3.	To ratify the selection of Ernst & Young LLP as the Company’s independent auditors.	☐ For	☐ Against	☐ Abstain
THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND MAY BE REVOKED PRIOR TO ITS EXERCISE. This Proxy will be voted as directed, but if no direction is indicated, it will be voted for all nominees for director as set forth in Proposal 1 and for Proposals 2 and 3. If any other business is presented to the 2009 Annual Meeting of Shareholders, this Proxy will be voted by those named in this Proxy in their best judgment.
Address Change? Mark Box ☐     Indicate changes below:

Date

Signature(s) in Box

Please sign EXACTLY as your name(s) appear(s) on the address label used to mail your Proxy Statement. When shares are held by joint tenants or as community property, both should sign. If signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.